THIRD INCREMENTAL TERM B FACILITY AMENDMENT AND
AMENDMENT NO. 6 TO THE FIRST LIEN CREDIT AGREEMENT

This THIRD INCREMENTAL TERM B FACILITY AMENDMENT AND AMENDMENT NO. 6 TO THE FIRST LIEN CREDIT AGREEMENT (this "Amendment") dated as of July 16, 2010 among UNITEK ACQUISITION, INC., a Delaware corporation (the "Borrower"), UNITEK MIDCO, INC., a Delaware corporation (the "Parent"), the Guarantors listed on the signature page hereof, the Third Incremental Term B Lenders (as such term is defined below), ROYAL BANK OF CANADA, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions and other lenders parties to the First Lien Credit Agreement referred to below (collectively, the "Lenders"), and the Lenders party hereto.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Parent, the Guarantors party thereto, Lenders and the Administrative Agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "First Lien Credit Agreement").  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the First Lien Credit Agreement;

(2)           As provided in Section 2.18 of the First Lien Credit Agreement, Borrower has requested, and the Third Incremental Term B Lenders have agreed to provide, an Incremental Term B Facility (the "Third Incremental Term B Facility") on the terms, and subject to the conditions, contained herein;

(3) In connection with the Third Incremental Term B Facility, Borrower, the Third Incremental Term B Lenders, the Lenders party hereto and the Administrative Agent have agreed to make certain amendments to the First Lien Credit Agreement, as hereinafter set forth; and

(4)           Accordingly, the Third Incremental Term B Facility shall be implemented, and the First Lien Credit Agreement shall be amended, as follows:

Section 1.     Third Incremental Term B Facility.

(a)           Pursuant to Section 2.18 of the First Lien Credit Agreement, on the date hereof, each of the lenders listed under the heading "Third Incremental Term B Lenders" on the signature pages hereof (the "Third Incremental Term B Lenders") agrees to commit an amount equal to the amount set forth opposite the name of such Third Incremental Term B Lender listed on Schedule I hereto (each, a "Third Incremental Term B Commitment").  On the date hereof, $15,000,000 of the Third Incremental Term B Facility (the "Initial Third Incremental Term B Advance") shall be funded by the Third Incremental Term B Lenders, ratably in accordance with their respective Third Incremental Term B Commitments.  Within five (5) Business Days after the Borrower's delivery of a Notice of Borrowing pursuant to Section 2.02 of the First Lien Credit Agreement, which Notice of Borrowing must be delivered on or after the date of delivery of Borrower's financial statements pursuant to Section 5.03(c) of the First Lien Credit Agreement for Borrower's fiscal quarter ended October 2, 2010 and on or before November 16, 2010, $5,000,000 of the Third Incremental Term B Facility (the "Subsequent Third Incremental Term B Advance") shall be funded by the Third Incremental Term B Lenders, ratably in accordance with their respective Third Incremental Term B Commitments, provided that (i) the conditions precedent set forth in Section 3.02 of the First Lien Credit Agreement have been satisfied as of such date, (ii) Borrower shall pay a fee to the Administrative Agent, for the account of each Third Incremental Term B Lender, in an amount equal to 1.00% of such Third Incremental Term B Lender's ratable share of the Subsequent Third Incremental Term B Advance (in accordance with its Third Incremental Term B Commitment), which fee shall be fully earned, non-refundable and due and payable in full on such date, (iii) after giving effect to the proposed funding on such date, Borrower is in pro forma compliance with all financial covenants set forth in Section 5.04 of the First Lien Credit Agreement and (iv) Borrower has delivered evidence reasonably acceptable to the Third Incremental Term B Lenders that EBITDA (as hereinafter defined) of Borrower and its Subsidiaries for the trailing twelve month period ending October 2, 2010 (the "Test Period") is greater than $28,500,000.  If the Subsequent Third Incremental Term B Advance is not made, the Third Incremental Term B Commitment of each Third Incremental Term B Lender shall be permanently reduced by its ratable share of $5,000,000.

For purpose of this Section, "EBITDA" shall mean, for the Test Period, the sum of (without duplication) (a) net income (or net loss), plus (b) the following to the extent deducted in calculating such net income (or net loss):  (i) interest expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense, in each case determined in accordance with GAAP, plus (c) to the extent deducted in calculating such net income (or net loss):  (i) any extraordinary, unusual or nonrecurring gains or losses incurred on or prior to December 31, 2009, (ii) any non-cash gains or losses from Hedging Agreements permitted by Section 5.02(b) of the First Lien Credit Agreement, (iii) transaction fees and expenses related to completed acquisitions that, as of the Amendment No. 3 (First Lien Credit Agreement) Effective Date, cannot be capitalized as of January 1, 2009 pursuant to Financial Accounting Standard 141R, (iv) management and consulting fees relating to the A&M Communications acquisition paid in lieu of purchase price prior to December 31, 2009 in an aggregate amount not to exceed $2,000,000, (v) expenses and fees incurred in connection with, and within 6 months following the date of, any Permitted Acquisition, whether or not consummated, in an aggregate amount for all such expenses and fees not to exceed $500,000 for the Test Period, (vi) pro forma adjustments related to Permitted Acquisitions under the Existing Loan Agreement, (vii) HSP project start-up expenses incurred within 6 months following such start-up in an amount equal to the difference between actual gross margin for such HSP project and a base gross margin of 14%, up to a maximum amount for all such expenses not to exceed $250,000 for such HSP project, (viii) accrual of non-cash management fees payable to Sponsor and (ix) non-cash stock based compensation expense.

(b)           Each Term B Incremental Lender hereby acknowledges that it has made the Third Incremental Term B Commitment set forth opposite such Third Incremental Term B Lender's name on Schedule I to this Amendment. Each of the Borrower, each Third Incremental Term B Lender and each Lender party hereto hereby agrees that from and after the date hereof, such Third Incremental Term B Lender shall be a "Term B Lender" and a "Lender" for all purposes under the First Lien Credit Agreement, and the advances made pursuant to paragraph (a) above shall be treated in all respects as Term B Advances.  Each party hereto hereby consents to the transactions contemplated hereby and agrees to the consummation thereof notwithstanding that certain of the provisions and conditions set forth in Section 2.18 of the First Lien Credit Agreement (including clauses (a)(iii) and (a)(iv) thereof) may not have been satisfied.

(c)           The proceeds of the advances under the Third Incremental Term B Facility shall be applied first to prepay Revolving Credit Advances and Incremental Revolving Credit Advances then outstanding until such Advances are paid in full and to pay fees, costs and expenses incurred in connection with this Amendment and, thereafter, consistent with the terms and conditions of the First Lien Credit Agreement, for the Borrower's lawful and permitted purposes.

(d)           The Borrower shall repay to the Administrative Agent for the ratable account of the Third Incremental Term B Lenders the aggregate outstanding principal amount of the advances under the Third Incremental Term B Facility in quarterly installments payable on the last Business Day of each March, June, September and December in an amount equal to 0.75% of the original principal amount of such advances in accordance with Section 2.04(a)(i) of the First Lien Credit Agreement.

(e)           Borrower hereby agrees to pay a deferred fee (the "Deferred Fee") to the Administrative Agent, for the account of each Third Incremental Term B Lender in accordance with its ratable share of the Third Incremental Term B Commitment, in a maximum aggregate amount of $3,500,000, (x) $750,000 of which shall be earned on the date hereof, (y) $250,000 of which shall be earned on the date of funding (if any) of the Subsequent Third Incremental Term B Advance and (z) the remainder of which shall be earned in accordance with the following schedule:

	If Subsequent Third Incremental Term B Advance has not been made	If Subsequent Third Incremental Term B Advance has been made
July 16, 2011	$750,000	$1,000,000
January 16, 2012	$750,000	$1,000,000
July 16, 2012	$375,000	$500,000

The Deferred Fee (to the extent earned) shall be payable on the earliest to occur of (i) the repayment or refinancing of the Debt under the First Lien Credit Agreement, (ii) the Scheduled Termination Date, (iii) the date the Obligations are accelerated pursuant to Section 6.01 of the First Lien Credit Agreement and (iv) March 26, 2013 (the earliest of such dates, the "Deferred Fee Maturity Date").  The Deferred Fee payable on the Deferred Fee Maturity Date shall be reduced on the Deferred Fee Maturity Date by (x) any aggregate amounts realized by any Third Incremental Term B Lender or any Affiliate thereof upon the sale to a non-Affiliate of such Third Incremental Term B Lender or such Affiliate of the shares of common stock issued upon the exercise of any Warrants (as hereinafter defined) by such Third Incremental Term B Lender or such Affiliate prior to the Deferred Fee Maturity Date, and (y) the number of shares of common stock issued upon the exercise of any Warrants then held by such Third Incremental Term B Lender or such Affiliate multiplied by 1.16666 (such amount to be subject to adjustment upon the occurrence of any event described in Section 3 or Section 4 of the Warrants).  On the Deferred Fee Maturity Date, each Third Incremental Term B Lender shall have the right, in its sole discretion, to retain the Warrants issued to such Third Incremental Term B Lender in lieu of the Deferred Fee owed to such Third Incremental Term B Lender.  If any Third Incremental Term B Lender receives payment of the Deferred Fee on the Deferred Fee Maturity Date, any unexercised Warrants issued to such Third Incremental Term B Lender shall terminate.  The parties hereto hereby agree that the Deferred Fee shall be paid last in relation to all other amounts payable under clause (ix) of Section 2.12(f) of the First Lien Credit Agreement.

Section 2.     Amendments to First Lien Credit Agreement.

(a)           The last paragraph of the definition of "Base Rate" set forth in Section 1.01 of the First Lien Credit Agreement is amended and restated in its entirety as follows:

Notwithstanding the calculation of the Base Rate set forth above, for purposes of Advances, the applicable Base Rate shall be no less than 3.50% per annum.

(b)           The defined term "Secured Obligations" set forth in Section 1.01 of the First Lien Credit Agreement is amended and restated in its entirety as follows:

"Secured Obligations" means the "Secured Obligations" (as defined in Section 2 of the Security Agreement) owing to the Secured Parties.

(c)           The defined term "Term B Commitment" set forth in Section 1.01 of the First Lien Credit Agreement is amended and restated in its entirety as follows:

"Term B Commitment" means, with respect to any Term B Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term B Commitment" or, if such Lender has entered into one or more Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender's "Term B Commitment" or in connection with any Incremental Term B Facility as set forth in any Incremental Facility Amendment.

(d)           Schedule I of the First Lien Credit Agreement is deemed amended to reflect the Third Incremental Term B Commitment.

Section 3.     Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date hereof if, and only if:

(a)           the following statements shall be true and the Administrative Agent shall have received a Notice of Borrowing delivered pursuant to Section 2.02 of the First Lien Credit Agreement, signed by a Responsible Officer of the Borrower, dated the date of such Borrowing, attaching a flow of funds for the proceeds of the Initial Third Incremental Term B Advance and stating that:

(i)           the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of such date, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case as of such specific date; and

(ii)          no Default has occurred and is continuing, or would result from such Borrowing or from the application of the proceeds therefrom;

(b)           after giving pro forma effect to the incurrence of the Third Incremental Term B Facility, the Borrower shall be in compliance with all financial covenants set forth in Section 5.04 of the First Lien Credit Agreement;

(c)           on or prior to such date the Administrative Agent shall have received counterparts of this Amendment executed by the Loan Parties, the Third Incremental Term B Lenders and the Required Lenders;

(d)           the Third Incremental Term B Lenders shall have received from the Borrower:

(i)          certified by a Responsible Officer of the Borrower (A) copies of the resolutions of the board of directors of the Borrower, (B) true and correct certified copies of the bylaws (or other applicable formation documents) of the Borrower and (C) the names and true signatures of the officers of the Borrower authorized to sign each Loan Document to which it is or is to be a party and the other documents delivered hereunder and thereunder; and

(ii)         a copy of a certificate of the Secretary of State of Delaware certifying (A) as to a true and correct copy of the charter of the Borrower and each amendment thereto on file with the office of the Secretary of State of Delaware and (B) that (1) such amendments are the only amendments to the Borrower's charter on file with the office of the Secretary of State of Delaware, (2) the Borrower has paid all franchise taxes to the date of such certificate and (3) the Borrower is duly incorporated and in good standing under the laws of the State of Delaware;

(e)           the Administrative Agent shall have received payment of the Third Incremental Term B Facility Closing Fee (as hereinafter defined) and the Lender Fee (as hereinafter defined);

(f)           Dymas Funding Company, LLC, as arranger of the Third Incremental Term B Facility (the "Arranger"), and Greenstar Capital Finance LLC shall have received payment of the fees described in the separate fee letter dated as of the date hereof among Borrower, the Arranger and Greenstar Capital Finance LLC; and

(g)           Each Third Incremental Term B Lender shall have received its ratable share in accordance with its Third Incremental Term B Commitment of warrants for 3,000,000 shares of common stock of UniTek Global Services, Inc. ("Unitek Global") with an exercise price of $0.01 per share (the "Warrants") in the form attached hereto as Exhibit A, as well as a joinder and amendment to the Registration Rights Agreement among Unitek Global and certain of Unitek Global's stockholders, each in form and substance reasonably satisfactory to the Third Incremental Term B Lenders.

Section 4.     Third Incremental Term B Facility Closing Fee.  Borrower hereby agrees to pay to the Administrative Agent, for the account of each Third Incremental Term B Lender, a closing fee (the "Third Incremental Term B Facility Closing Fee") in an amount equal to 1.00% of such Third Incremental Term B Lender's ratable share of the Initial Third Incremental Term B Advance (in accordance with its Third Incremental Term B Commitment), which Third Incremental Term B Facility Closing Fee shall be fully earned, non-refundable and due and payable in full on the date hereof.  The Third Incremental Term B Facility Closing Fee constitutes Obligations and is in addition to any other fees payable by Borrower under the First Lien Credit Agreement or any other Loan Document.

Section 5.     Lender Fee.  Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment prior to 5:00 P.M. (Eastern time) on July 13, 2010, a fee (the "Lender Fee") in an amount equal to 0.25% of such Lender's Revolving Credit Commitment, Swingline Commitment, Letter of Credit Commitment, Incremental Commitment and the outstanding principal amount of its Term B Advances, which Lender Fee shall be fully earned, non-refundable and due and payable in full on the date hereof.  The Lender Fee constitutes Obligations and is in addition to any other fees payable by Borrower under the First Lien Credit Agreement or any other Loan Document.

Section 6.     Term C Advances.  Borrower and the Administrative Agent confirm that the definition of "Secured Obligations" in the Second Lien Term Loan Agreement includes Obligations in respect of the Term C Advances.

Section 7.     Reaffirmation and Confirmation.  Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the First Lien Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the First Lien Credit Agreement or any other Loan Document.  Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.  The Third Incremental Term B Facility and all interest, fees and other amounts pertaining thereto constitute Obligations and are secured ratably by all of the Collateral.

Section 8.     Reference to and Effect on the First Lien Credit Agreement and other Loan Documents.

(a)           On and after the effectiveness of this Amendment, each reference in the Loan Documents to "this Agreement", "the Credit Agreement", "the First Lien Credit Agreement", "hereunder", "hereof", "thereunder", "thereof" or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment.

(b)           The First Lien Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)           This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties.

(e)           In case any provision herein or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f)           Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9.     Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.   Jurisdiction, Etc. (a)  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Amendment shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(b)           Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any of the other Loan Documents to which it is a party in any New York State or Federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 11.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY THIS AMENDMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 12.   Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower
UNITEK MIDCO, INC., as Parent
UNITEK USA, LLC, as a Guarantor
ADVANCED COMMUNICATIONS USA, LLC, as a Guarantor
DIRECTSAT USA, LLC, as a Guarantor
FTS USA, LLC, as a Guarantor
WTW USA, LLC, as a Guarantor
BCI COMMUNICATIONS, INC., as a Guarantor

By:
Name:
Title:

Signature Page to Amendment

ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment

Third Incremental Term B Lenders

GREENSTAR CAPITAL FINANCE LLC

By:
Name:
Title:

Signature Page to Amendment

ALADDIN FLEXIBLE INVESTMENT FUND SPC, SERIES 2007-1

By:
Name:
Title:

ALADDIN FLEXIBLE INVESTMENT FUND SPC, SERIES 2008-1

By:
Name:
Title:

ALADDIN FLEXIBLE INVESTMENT FUND SPC, SERIES 2008-2

By:
Name:
Title:

Signature Page to Amendment

Required Lenders

ROYAL BANK OF CANADA

By:
Name:
Title:

Signature Page to Amendment

LANDMARK III CDO, LIMITED
LANDMARK IV CDO, LIMITED
LANDMARK V CDO, LIMITED
LANDMARK VI CDO, LIMITED
LANDMARK VII CDO, LIMITED
LANDMARK VIII CLO, LIMITED
LANDMARK IX CDO, LIMITED
GREYROCK CDO, LIMITED

By: Aladdin Capital Management LLC

By:
Name:
Title:

Signature Page to Amendment

ABLECO FINANCE LLC

By:
Name:
Title:

A4 FUNDING LP

By: A4 Fund Management, Inc.
Its: General Partner

By:
Name:
Title:

A5 FUNDING L.P.

By: A5 Fund Management LLC
Its: General Partner

By:
Name:
Title:

Signature Page to Amendment

EMPORIA PREFERRED FUNDING I, LTD.

By: A.C. Corporation, its Collateral Manager

By:
Name:
Title:

EMPORIA PREFERRED FUNDING II, LTD.

By: A.C. Corporation, its Collateral Manager

By:
Name:
Title:

EMPORIA PREFERRED FUNDING III, LTD.

By: A.C. Corporation, its Collateral Manager

By:
Name:
Title:

Signature Page to Amendment

FIRSTRUST BANK

By:
Name:
Title:

Signature Page to Amendment

MARRET ASSET MANAGEMENT INC.

By:
Name:
Title:

On behalf of:
DYNAMIC HIGH YIELD BOND FUND
DYNAMIC VALUE BALANCED CLASS
DYNAMIC VALUE BALANCED FUND

Signature Page to Amendment

TRISTATE CAPITAL BANK

By:
Name:
Title:

Signature Page to Amendment

SCHEDULE I

Third Incremental Term B Lender	Amount of Third Incremental Term B Commitment

Greenstar Capital Finance LLC	$18,000,000
Aladdin Flexible Investment Fund SPC, Series 2007-1	$500,000
Aladdin Flexible Investment Fund SPC, Series 2008-1	$1,000,000
Aladdin Flexible Investment Fund SPC, Series 2008-2	$500,000

Total	$20,000,000

EXHIBIT A

Form of Warrant

See Exhibit 99.2